SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [  ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                 Telebyte, Inc.
                                 --------------
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


     (2)  Form, Schedule or Registration Statement no.:


     (3)  Filing Party:


     (4)  Date Filed:

                                [OBJECT OMITTED]

                                270 Pulaski Road
                            Greenlawn, New York 11740

================================================================================
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 12, 2001
================================================================================

To the Stockholders of Telebyte, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Telebyte, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on July 12, 2001 at 10:00 a.m., local time, for the following purposes:


     (1)  To elect a Board of four directors.

     (2)  To ratify the adoption of the Company's 2001 Stock Option Plan.

     (3) To ratify the adoption of the Company's 2001 Employee Stock Purchase Plan.

     (4) To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     (5) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on June 14, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                             By Order of the Board of Directors



                                             Kenneth S. Schneider
                                             Chairman
Greenlawn, New York

June 18, 2001


================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF TELEBYTE, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                [OBJECT OMITTED]

                                270 Pulaski Road
                            Greenlawn, New York 11740


                                 PROXY STATEMENT

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

     This Proxy Statement is being mailed to all stockholders of record of Telebyte, Inc. (the "Company") at the close of business on June 14, 2001 in connection with the solicitation by the Board of Directors (the "Board") of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on July 12, 2001 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about June 18, 2001.

     All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted (1) FOR the nominees named in the Proxy to the Company's Board of Directors; (2) FOR the ratification of the adoption of the Company's 2001 Stock Option Plan; (3) FOR the ratification of the adoption of the Company's 2001 Employee Stock Purchase Plan; and (4) FOR the ratification of the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of shares of Common Stock of the Company ("Common Shares") outstanding and entitled to vote as of June 14, 2001 was 1,253,631. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one non-cumulative vote. A majority of the Common Shares outstanding and entitled to vote as of June 14, 2001, or 626,816 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on June 14, 2001 will be entitled to vote.

     With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Stockholders may expressly abstain from voting on Proposal 4 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, neither abstentions nor broker non-votes will be counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 4 requires the affirmative vote of a majority of the votes cast for or against the proposal at the Meeting (assuming a quorum is present at the Meeting), abstentions and broker non-votes will have no effect. Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 1, 2, 3 or 4.

     Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 270 Pulaski Road, Greenlawn, New York 11740, Attention: Corporate Secretary.

The Company's Board of Directors is soliciting the Proxy. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.


                             Executive Compensation

The following table provides summary information concerning the cash and certain other compensation paid or accrued by the Company during the last three fiscal years to the executive officers of the Company whose cash compensation exceeded $100,000. The table includes Company contributions on the officer's behalf to the Company's 401(k) Plan.

                           Summary Compensation Table

------------------------------------------------------------------- ----------------------------------------------------------------
                       Annual Compensation                                              Long-Term Compensation
------------------------------------------------------------------- ----------------------------------------------------------------
                                                                                Awards                          Payouts
--------------- -------- ------------ ---------- ------------------ ------------- ----------------- -------------- -----------------
     (a)          (b)        (c)         (d)            (e)             (f)             (g)              (h)             (i)
--------------- -------- ------------ ---------- ------------------ ------------- ----------------- -------------- -----------------
Name and                                           Other Annual      Restricted        Stock          Long-Term       All Other
Principal        Year      Salary       Bonus      Compensation     Stock Awards    Options/SARs      Incentive      Compensation
Position                                                                                               Payout
                             ($)         ($)            ($)            (No.)           (No.)             ($)             ($)
-------------- -------- ------------ ---------- ------------------ ------------- ----------------- -------------- -----------------
Kenneth S.       2000      $136,836      0              0               0               0              $4,080(3)           $5,110
Schneider      -------- ------------ ---------- ------------------ ------------- ----------------- -------------- -----------------
Chairman, CEO,   1999      $125,685      0              0               0               0              $4,080(3)           $5,112
Secretary &       (1)
Director       -------- ------------ ---------- ------------------ ------------- ----------------- -------------- -----------------
                 1998      $112,534    $22,000         $10,170(2)       0               0              $4,080(3)           $7,104
============== ======== ============ ========== ================== ============= ================= ============== =================
Joel A. Kramer   1999       $10,574      0              $1,726(2)       0               0                0                $95,243(4)
(Former)          (1)
President, CEO
& Director
--------------- -------- ------------ ---------- ------------------ ------------- ----------------- -------------- ----------------
                 1998      $124,306    $25,000         $20,130(2)       0               0              $5,747(3)           $8,040
--------------- -------- ------------ ---------- ------------------ ------------- ----------------- -------------- ----------------

     (1) Mr. Kramer left the employ of the Company in January 1999, at which time Dr. Schneider was elected the Chief Executive Officer by the Board of Directors, and at which time he dropped the title of Vice President.

     (2) Commissions-Mr. Kramer received a 2.5% commission of net sales to customers not located within the United States.

     (3) Deferred Compensation - see Long-Term Incentive Plans Table below.

     (4) Consulting services and fringes.

             Long-Term Incentive Plans - Awards in Last Fiscal Year

------------------------------------------------------------------------------------------------------------------------
                                                                          Estimated Future Payouts under
                                                                           Non-Stock Price-Based Plans
                                                           -------------------------------------------------------------


                           Number of      Performance or
                         Shares, Units     Other Period
                           or Other      Until Maturation        Threshold              Target            Maximum
Name                      Rights (#)        Or Payout            ($ or #)              ($ or #)          ($ or #)
----------------------- ---------------- ----------------- ------------------------ ----------------- ------------------
Kenneth S. Schneider
Chairman, CEO,                 -          April 16, 2010         $26,667(1)            $26,667(1)        $26,667(1)
Secretary & Director
----------------------- ---------------- ----------------- ------------------------ ----------------- ------------------

     (1) In 1990, the Company entered into a deferred compensation agreement with Kenneth S. Schneider, pursuant to which he will receive a defined amount, approximately 30% of his 1990 base salary, each year for a period of 10 years after reaching age 65. The deferred compensation plan is funded through life insurance and is being provided for currently. The expense charged to operations in 2000 for such future obligations was $4,080.



                   Aggregate Option Grants in Last Fiscal Year

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                   % of Total Options         Exercise or
                             Number of Options    Granted to Employees        Base Price             Expiration
Name                             Granted          in Fiscal Year 2000          ($/Share)                Date
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Joel A. Kramer                      0                      0                       -                      -
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Kenneth S. Schneider              5,000                  16.0%                  $1.625               12/20/2010
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

The following table sets forth information concerning each exercise of stock options during fiscal 2000 by each of the named executive officers and fiscal year-end value of unexercised options:


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

------------------------- -------------------- --------------------- ----------------------- -------------------------
                           Number of Shares       Value Realized     Number of Unexercised     Value of Unexercised
                              Acquired on                             Options at December    In-the-Money Options at
Name                           Exercise                ($)                  31,2000           December 31, 2000 (1)
------------------------- -------------------- --------------------- ----------------------- -------------------------
Joel A. Kramer                     0                    0                      0                        $0
------------------------- -------------------- --------------------- ----------------------- -------------------------
Kenneth S. Schneider               0                    0                 205,000 (2)                $94,000
------------------------- -------------------- --------------------- ----------------------- -------------------------

     (1) Calculation based upon the closing price of the Company's common stock ($1.50 per share) as reported by Nasdaq Trading and Market Services on December 31, 2000.

     (2) 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to accelerated events if certain targets are met.

Compensation Plans and Other Compensation

The Company's Board of Directors, with the approval of the stockholders, has adopted a Stock Option Plan (the "1999 Plan") and has reserved for issuance thereunder 500,000 shares of the Company's common stock. As of December 31, 2000, options to purchase an aggregate of 438,000 shares have been granted and there were 62,000 shares available for grants under the 1999 Plan. Pursuant to the 1999 Plan, the Company may grant options under the 1999 Plan which are intended either to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options").

The 1999 Plan provides for its administration by the Board of Directors or by a committee (the "Stock Option Committee") consisting of at least one director chosen by the Board of Directors. The Board of Directors or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted.

The exercise price of shares underlying an Incentive Stock option may not be less than the fair market value (as such term is defined in the 1999 Plan) of the common stock on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the exercise price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted. The exercise price of shares underlying a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value of the Company's common stock.

In 1994 the Company adopted the 1993 Stock Option Plan (the "1993 Plan") under which options to purchase 100,000 shares of the common stock were reserved. All directors, officers or other key employees of the Company are eligible to participate in the 1993 Plan, which is administered by the Board of Directors of the Company. As of December 31, 2000, there were options to purchase 16,050 shares available under the 1993 Plan. Pursuant to the 1993 Plan, the Company is permitted to issue incentive stock options.

In 1987, the Company adopted a plan, which provided for grants to officers and key employees of the Company, of incentive stock options to purchase up to an aggregate of 250,000 shares of the Company's common stock. Options to purchase 10,800 shares are outstanding.

The Company has an informal bonus plan in which officers and other key personnel participate. The Board of Directors, fixes the bonus award fixes, annually. There were no bonuses paid under this plan during fiscal year 2000.

The Company maintains a deferred compensation plan under Internal Revenue Code
Section 401(k). All employees are eligible to participate; the Company contributes 50% of the first 2% deferred by the employee. Each employee may voluntarily contribute up to 15% of annual compensation, or the maximum allowed as determined by the Internal Revenue Code.

During 2000, the Company renewed, for an additional three-year term, the employment agreement with Kenneth S. Schneider. The employment agreement provides that Dr. Schneider would receive a minimum salary of $105,155 per annum. During the employment period Dr. Schneider is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits.

During 1999, the Company entered into a three-year employment agreement with Michael Breneisen. The employment agreement provides that Mr. Breneisen will receive a minimum salary of $75,000 per annum. During the employment period Mr. Breneisen is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits.

Except for life and medical insurance benefit programs, which are available to all employees, the Company has no other compensation plans.

The outside directors do not receive a per meeting fee, but do receive reimbursement of expenses for attending each meeting and are eligible to receive stock options.

Item 11. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of December 31, 2000 information concerning
(i) the shares held by each person or group known to own beneficially more than 5% of the outstanding shares of common stock, (ii) shares owned by the Chief Executive Officer and (iii) shares owned by all executive officers and directors as a group.

--------------------------------------------------------------------------------
Name and Address of                 Number of Shares            Percent of
Beneficial Owner                   Beneficially Owned             Class
-------------------------------------------------------------------------------

Kenneth S. Schneider                328,037(1)                    23.4%
270 Pulaski Road
Greenlawn, NY 11740
-------------------------------------------------------------------------------

Michael Breneisen                   81,900 (2)                     5.8%
270 Pulaski Road
Greenlawn, NY 11740
-------------------------------------------------------------------------------

Jamil Sopher                        36,730 (3)                     2.6%
270 Pulaski Road
Greenlawn, NY 11740
-------------------------------------------------------------------------------

Jonathan D. Casher                   6,000 (4)                     0.4%
270 Pulaski Road
Greenlawn, NY 11740

-------------------------------------------------------------------------------

Jim Wright                          15,000 (5)                     1.1%
270 Pulaski Road
Greenlawn, NY 11740

-------------------------------------------------------------------------------

All executive officers and         467,667                       33.3%
directors As a group (5 in number)
---------------------------------------- ----------------------------- --------

     (1) Includes 45,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan. Does not include 160,000 shares issuable upon exercise of stock options under the 1999 Plan, of which 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

     (2) Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1987 Stock Option Plan. Includes 45,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan. Does not include 160,000 shares issuable upon exercise of stock options under the 1999 Plan, of which 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

     (3) Includes 20,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan. Includes 15,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

     (4) Includes 1,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan. Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

     (5) Includes 15,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan.

Item 12. Certain Relationships and Related Transactions

Effective January 20, 1999, Joel A. Kramer, then the Chairman of the Board, President and Chief Executive Officer of the Company, resigned such positions. However, it was intended that Mr. Kramer would serve as a consultant to the Company through January 19, 2002 for an aggregate consideration of $165,000 plus reimbursement for certain expenses. In addition, the Company purchased all of the shares of common stock of the Company owned by Mr. Kramer and Mr. Kramer agreed to cancel options to purchase 10,000 shares of common stock of the Company for an aggregate consideration of $1,075,190, of which $867,510 was for such shares, $17,680 was for the cancellation of such options and $190,000 was in exchange for Mr. Kramer's restrictive covenant. In addition, Mr. Kramer agreed not to compete with the business of the Company until January 19, 2003 and released the Company from certain potential claims relative to his previous employment. The Company transferred a life insurance policy to Mr. Kramer, previously maintained for Mr. Kramer's benefit and having a cash value of approximately $80,000.

In December 1999, the Company received information indicating that Mr. Kramer had breached certain of the non-competition provisions of the Consulting Agreement entered into by Mr. Kramer and the Company, and also of the Stock Purchase Agreement and the Termination Agreement entered into by Mr. Kramer and the Company. In response to this information the Company asserted its rights under the Consulting Agreement and cancelled it for cause on January 12, 2000, and ceased making payments thereunder. The Company is considering what further legal action it may take, if any, with respect to this situation as warranted under the circumstances.

Effective January 20, 1999 Dr. Kenneth S. Schneider was elected as Chairman of the Board and Chief Executive Officer and Michael Breneisen as President and Chief Operating Officer. Dr. Schneider was a co-founder of the Company and has served as a Senior Vice President, Secretary, Treasurer and Director. Mr. Breneisen has served as Vice President and Chief Financial Officer; he will also continue to serve as Chief Financial Officer and serve as a director.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         Four directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

Nominees for Director

         All four of the nominees are currently directors of the Company. The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of June 14, 2001 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

                                     Positions and Offices
                                     Presently Held with                Director
Name                       Age       the Company                        Since
--------------------------------------------------------------------------------

Kenneth S. Schneider       56        Chairman of the Board of            1983
                                     Directors, Chief Executive
                                     Officer, Secretary and Director

Michael Breneisen          36        President, Chief Operating and      1999
                                     Financial Officer, Treasurer and
                                     Director

Jamil Sopher               57        Director                            1996

Jonathan D. Casher         56        Director                            2000

         Dr. Schneider has served as Chairman of the Board and Chief Executive Officer of the Company since January 1999. He has also served as Secretary since March 1991. Dr. Schneider served as Vice President and Treasurer of the company from August 1983 to January 1999. He was elected a Director on July 21, 2000 for a term of one year or until the next annual meeting of shareholders.

         Mr. Breneisen has served as President and Chief Operating Officer of the Company since January 1999 and Chief Financial Officer since January 1997. Mr. Breneisen has also served as Treasurer since March 2000. He served as Controller of the Company from July 1992 to January 1999 and Vice President from January 1997 to January 1999. He was elected a Director on July 21, 2000 for a term of one year or until the next annual meeting of shareholders.

         Mr. Sopher currently is an independent consultant. Mr. Sopher worked for Unisphere Inc. from September 2000 to March 2001. Mr. Sopher worked for the World Bank where he was employed from 1980 to 2000. Mr. Sopher received a Bachelor of Science Degree and M. Eng. (Elect.) Degree from Cornell University and an MBA from Harvard University. He was elected a Director on July 21, 2000 for a term of one year or until the next annual meeting of shareholders.


         Mr. Jonathan D. Casher is the founder, Chairman and CEO of RECAP, Inc. Mr. Casher received a Bachelor Degree in Operations Research from Cornell University and a Masters Degree from the MIT Sloan School of Management. He was elected a Director on July 21, 2000 for a term of one year or until the next annual meeting of shareholders.

Meetings and Compensation

         During the fiscal year ended December 31, 2000, the Board of Directors held ten meetings. All Directors attended all of the meetings.

         The Board of Directors has an Audit Committee to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Mr. Sopher, and Mr. Casher. There was one meeting of the Audit Committee during the fiscal year ended December 31, 2000. No fee is paid to such committee members.

         The Board of Directors formed a Compensation Committee in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Mr. Sopher and Mr. Casher. The full Board of Directors reviews the Committee's recommendations regarding executive compensation. The Committee held one meeting in 2000. No fee is paid to such committee members.

         The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions. The Board as a whole currently performs these functions.

Audit Committee Report

         The Audit Committee of the Board of Directors is comprised of two directors: Mr. Sopher and Mr. Casher. The members of the Audit Committee are independent (as independence is defined in Rule 4200(a) of the National Association of Securities Dealers' ("NASD") listing standards).

         The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In May 2001, the Board of Directors approved and adopted a written Audit Committee Charter, which is attached to this Proxy Statement as Exhibit A.

         In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31,

2000, with Company management and Grant Thornton LLP ("Grant"), the independent auditors. The Audit Committee received the written disclosures and the letter from Grant required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Grant any relationships which might impair that firm's independence from management and the Company, and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Grant all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

         Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

/s/ Mr. Jamil Sopher
/s/ Mr. Casher


     The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.


Principal Accounting Firm Fees

         The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accountants, Grant Thornton LLP.

Annual Audit Fees                                     $ 39,050

Review of Quarterly Reports                           $  4,500

Financial Information Systems Design
        and Implementation Fees                       $    500(a)

Tax Services                                          $ 10,150(a)
                                                      ---------
                                                      $ 54,200

(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2000. To the Company's knowledge, based solely on a review of copies of Forms 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2000, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                       PROPOSAL 2: 2001 STOCK OPTION PLAN

         The Company's Board of Directors has adopted the 2001 Stock Option Plan (subject to stockholder approval thereof) (the "2001 Plan") and has reserved for issuance thereunder 500,000 Common Shares of the Company. The following statements include summaries of certain provisions of the 2001 Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 2001 Plan, a copy of which is available at the offices of the Company.

Purpose

         The purpose of the 2001 Plan is to advance the interests of the Company by inducing persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing such employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Administration

         The 2001 Plan provides for its administration by the Board or by a committee (the "Stock Option Committee") consisting of at least one person chosen by the Board of Directors. The Board or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Stock Option Committee is authorized to interpret the 2001 Plan and the interpretation and construction by the Board or the Stock Option Committee of any provision of the 2001 Plan or of any option granted there under shall be final and conclusive. The receipt of options by directors or any members of the Stock Option Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 2001 Plan.

Nature of Options

         The Board or Stock Option Committee may grant options under the 2001 Plan which are intended to either qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

Eligibility

         Subject to certain limitations as set forth in the 2001 Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees (including officers) of either the Company or its subsidiaries or, in the case of Nonstatutory Stock Options, are employees (including officers) or non-employee directors of, and certain consultants or advisors to, the Company or its subsidiaries. At May 24, 2001, approximately 46 employees and two non-employee directors were eligible to receive options under the 2001 Plan.

Option Price

         The option price of the shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 2001
Plan) of the Common Shares on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to such option must be at least 110% of the fair market value of the Common Shares on the date upon which such option is granted.

         The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value for the Company's Common Shares.

         On June 11, 2001, the closing bid price for the Company's Common Shares, as reported NASDAQ Trading and Market Services, was $1.50 per share.

Exercise of Options

         An option granted under the 2001 Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied, or followed within ten days, by payment of the full option price of such shares which shall be made by the holder's delivery of (i) a check payable to the order of the Company in such amount; or (ii) previously acquired Common Shares held at least six months prior to exercise, the fair market value of which shall be determined as of the date of exercise; or (iii) if provided in the option agreement, an interest bearing promissory note payable to the Company accompanied by cash payment of the par value of the Common Shares being purchased; or a combination of (i), (ii) and (iii).

Reload Feature

         The Board of Directors or the Stock Option Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Shares. The agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in Common Shares, a reload stock option to purchase that number of Common Shares equal to the number of Common Shares used to exercise the option, and, with respect to Nonstatutory Stock Options, the number of Common Shares used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The exercise price of the reload options shall be equal to the fair market value of the Common Shares on the date of grant of the reload option (or 110% of fair market value in the case of a 10% Stockholder) and the term of the reload option shall be equal to the remaining term of the option which gave rise to the reload option. Subject to the foregoing, the terms of the 2001 Plan applicable to the option shall be equally applicable to the reload option.

Alternate Stock Appreciation Rights

         The Board of Directors or the Stock Option Committee may award to an optionee, with respect to each Common Share covered by an option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an incentive stock option must be granted together with the Related Option; an SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised. The SAR may be exercised from time to time by delivery by the holder thereof to the Company of a written notice of the number of shares with respect to which it is being exercised.

         An optionee may exercise an SAR only when the market price on the exercise date of a share of Common Stock subject to the Related Option exceeds the exercise price per share of the Related Option (the "SAR Spread"). The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to 100% of the SAR Spread. Such amount is payable by the Company, in the sole determination of the Company, in Common Shares, cash or a combination thereof, as set forth in the SAR agreement. In the case of a payment in shares, the number of Common Shares to be paid upon exercise of an SAR shall be determined by dividing the amount of payment due to the optionee by the fair market value of a Common Share on the exercise date of such SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of Common Shares as to which the Related Option was exercised or terminated.

Duration of Options

         No Incentive Stock Option granted under the 2001 Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

         Nonstatutory Stock Options granted under the 2001 Plan may be of such duration as shall be determined by the Board or the Stock Option Committee.

Non-Transferability

         Options granted under the 2001 Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

         Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, any options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the 2001 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

         Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the 2001 Plan (i) dies while employed by the Company or its subsidiary or while serving as a non-employee director of, or consultant or advisor to, the Company or its subsidiary, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the 2001 Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, the Company or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Amendment and Termination

         The 2001 Plan (but not options previously granted thereunder) shall terminate on July 12, 2011, ten years from the date that it was adopted by the Board. Subject to certain limitations, the 2001 Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Federal Income Tax Consequences

         Nonstatutory Stock Options

         Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to the Company. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to the Company in the year of exercise in the same amount as is includable in the optionee's income.

         For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

         Incentive Stock Options

         Options granted under the 2001 Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

         Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or the Company from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

         The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

         For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

         To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an Incentive Stock Option and in part a Nonstatutory Stock Option, under existing Internal Revenue Service guidelines, the Company may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Nonstatutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as issued pursuant to the exercise of a Nonstatutory Stock Option.

Recommendation and Required Vote

         The affirmative vote of a majority of the total votes cast for or against the proposal at the Meeting is required for approval of this proposal. The Board of Directors recommends a vote FOR ratification of the adoption of the 2001 Stock Option Plan.


                  PROPOSAL 3: 2001 EMPLOYEE STOCK PURCHASE PLAN

The Company's Board of Directors has adopted the 2001 Employee Stock Purchase Plan (subject to stockholder approval thereof) and has reserved for issuance there under 400,000 Common Shares of the Company. The following statements include summaries of certain provisions of the 2001 Employee Stock Purchase Plan (the "Purchase Plan"). The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Purchase Plan, a copy of which is available at the offices of the Company.

         Purpose

         The purpose of the Purchase Plan is to provide a means by which eligible employees of the Company and its subsidiaries to be given an opportunity to purchase the Company's common stock through payroll deductions. The Purchase Plan is an employee stock purchase plan under Internal Revenue Service Code Section 423. That section provides certain tax benefits to employees, as explained below. The Board of Directors believes that employee participation in the ownership of the Company will be to the mutual benefit of both the employees and the Company.

Subject to adjustment upon an increase or decrease in the amount of issued shares of common stock resulting from a subdivision or consolidation of shares or other capital adjustments, we have reserved and made available for issuance and purchase under the Purchase Plan 400,000 shares of the common stock.

         Administration

         The Board of Directors will administer the Purchase Plan. The Board of Directors has the authority to interpret the Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in connection with its administration. All of the Board of Director's determinations will be final and binding.

         Eligibility

         Any employee of the Company or its subsidiaries may participate in the Purchase Plan, except the following, who are ineligible to participate: (i) an employee whose customary employment is for not more than five months in any calendar year; (ii) an employee whose customary employment is 20 hours or less per week; and (iii) an employee who, after exercising his or her rights to purchase stock under the Purchase Plan, would own stock representing five percent or more of the total combined voting power of all classes of stock of the Company. An employee must be employed on the last day of the offering period in order to acquire stock under the Purchase Plan. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the account of a participating employee shall be paid to the employee or his estate.

         Participation Election

         An eligible employee may become a participant in the Purchase Plan by completing an Enrollment Agreement provided by the Company and submitting that form to the Company's payroll department. The form will authorize the Company to have deductions made from pay on each payday following enrollment. The deductions or contributions will then be credited to the employee's account. An employee may not during any offering period increase his or her percentage of payroll deduction or contribution for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the Purchase Plan (as described below). A participating employee may increase or decrease his or her payroll deduction (subject to a $5 minimum deduction amount), to take effect on the first day of the next offering period, by delivering to the Company a new Enrollment Agreement. A participating employee may terminate payroll deductions or contributions at any time.

         Purchase Price

Rights to purchase shares of our Common Stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the Board of Directors. The Purchase Price per share shall be the lesser of (i) 85% of the fair market value of the stock on the offering date or (ii) 85% of the fair market value of the stock on the last business day of the offering.

         Purchase Limit

         No employee may purchase Common Stock in any calendar year under the 2001 Employee Stock Purchase Plan and all other "employee stock purchase plans" of the Company and any parent or subsidiary having an aggregate fair market value in excess of $25,000 of the fair market value of such shares, determined at the time such right to subscribe is granted. Nor may any employee purchase more than 2,000 shares of stock during any single offering. The Company may also impose a limitation on the number or value of shares of Common Stock an employee may purchase during an offering period.

         Purchase of Common Stock

         Promptly following the end of each offering, the number of shares of common stock purchased by each participant shall be issued to each participant or, if so elected by the Board, be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by the Company (the "ESPP Broker"). If an ESPP Broker is utilized, the participant may direct, by written notice to the Company at the time of his enrollment in the Purchase Plan, that his ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

         Termination of Participation

         An employee may withdraw from an offering, in whole but not in part, at any time prior to the last business day of such offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of his deductions as soon as practicable thereafter. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the account of a participating employee shall be paid to the employee or his estate.

         Transferability of Shares

         No employee shall be permitted to sell, assign, transfer, pledge or otherwise dispose of or encumber either the payroll deductions credited to his account or any rights with regard to the exercise of an option or to receive shares under the Purchase Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with the provisions of the Purchase Plan.

         Amendment of Plan

         The Board shall have the right to amend, modify, or terminate the Purchase Plan at any time without notice, provided that no employee's existing rights under any offering already made under the Purchase Plan may be adversely affected thereby, and provided further that no such amendment of the Purchase Plan shall, except as provided therein, increase above 400,000 shares the total number of shares to be offered unless shareholder approval is obtained therefore.

         Termination of Plan

         This Purchase Plan shall terminate at the earliest of (i) June 30, 2011; (ii) the date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a participating employee to exercise the option to purchase shares for as many full shares as the balance of his account will allow at the price set forth in accordance with the Purchase Plan (If the employee elects to purchase shares, the remaining balance of his account will be refunded to him after such purchase); (iii) the date the Board acts to terminate the Purchase Plan; or (iv) the date when all shares reserved under the Purchase Plan have been purchased.

         Reorganizations

         In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Board may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Purchase Plan, and in the number of shares which an employee is entitled to purchase.

          No Employment Rights

         Neither the 2001 Employee Stock Purchase Plan nor any right to purchase Common Stock under the 2001 Employee Stock Purchase Plan confers upon any employee any right to continued employment with the Company or a participating affiliate.

FEDERAL INCOME TAX CONSEQUENCES

     The 2001 Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the 2001 Employee Stock Purchase Plan are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase Common Stock (on the first day of an offering period) or when the right to purchase Common Stock is exercised (on the last day of the offering period).

     If the participating employee holds the Common Stock purchased under the 2001 Employee Stock Purchase Plan for at least two years after the first day of the offering period in which the Common Stock was acquired (the "Grant Date"), when the participating employee disposes of the Common Stock, he or she will recognize as ordinary income an amount equal to the lesser of:

         (i) The excess of the fair market value of the Common Stock on the date of disposition over the price paid for the Common Stock; or
         (ii) The fair market value of the Common Stock on the Grant Date multiplied by the discount percentage for stock purchases under the Employee Stock Purchase Plan. The discount percentage is generally 15%, although the Company may use a lesser discount percentage, including a zero discount percentage.

     If the participating employee disposes of the Common Stock within two years after the Grant Date, he or she will recognize ordinary income equal to the fair market value of the Common Stock on the last day of the offering period in which the Common Stock was acquired less the amount paid for the Common Stock. The ordinary income recognition pertains to any disposition of Common Stock acquired under the 2001 Employee Stock Purchase Plan (such as by sale, exchange or gift).

     Upon disposition of the Common Stock acquired under the 2001 Employee Stock Purchase Plan, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the Common Stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the Common Stock for at least one year. Otherwise, the capital gain or loss will be short-term.

     If the participating employee satisfies the two-year holding period for Common Stock purchased under the 2001 Employee Stock Purchase Plan, the Company will not receive any deduction for federal income tax purposes with respect to that Common Stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, the Company will be entitled to a deduction in an amount equal to the amount that is considered ordinary income. Otherwise, the 2001 Employee Stock Purchase Plan has no tax effect on the Company.

Recommendation and Required Vote

         The affirmative vote of a majority of the total votes cast for or against the proposal at the Meeting is required for approval of this proposal. The Board of Directors recommends a vote FOR ratification of the adoption of the 2001 Employee Stock Purchase Plan.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed the firm of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and proposes ratification of such appointment.

A representative of Grant Thornton LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company at the principal executive offices of the Company by January 25, 2002 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.



OTHER BUSINESS

         While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.




                                   FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the meeting.


                                            By Order of the Board of Directors



                                            Kenneth S. Schneider, Ph.D
                                            Chairman of the Board and
                                            Chief Executive Officer

Greenlawn, New York

June 18, 2000

                                    Exhibit A


                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                 TELEBYTE, INC.


    1. Organization

There shall be a committee of the board of directors ("Board") of Telebyte, Inc. ("Corporation") to be known as the Audit Committee ("Committee"). The Committee shall be composed of three or more directors, the majority of whom shall be independent of the management of the Corporation and free of any relationship that, pursuant to applicable regulations, or in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member.

    2. Purpose

The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: (a) the financial reports and other financial information provided by the Corporation to the Securities and Exchange Commission (b) the Corporation's systems of internal controls regarding finance and accounting; and (c) the Corporation's auditing, accounting and financial reporting processes generally. The Committee's primary duties and responsibilities are to:

     A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system, as set forth above;

     B. Review and appraise the audit efforts of the Corporation's independent auditors; and

     C. Encourage a free and open means of communication among the independent accountants, the Corporation's senior management and the Board.

     3. Meetings

The Committee shall meet at least once annually to review the results for the prior fiscal year, or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary, possibly in separate executive sessions to discuss any matters that the Committee or management believes should be discussed privately. The Chair of the Committee shall then inform the entire Committee in person or by conference call of the results of the review.

    4. Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

     a) Meet in person or by conference call with the independent auditors and senior management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized;

     b) At the conclusion of the audit, the Committee shall meet with the independent auditors to review:

          (1) Significant findings during the year and any comments or recommendations of the independent auditors, including the status of previous audit recommendations;

          (2) Difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

          (3) Changes required in the planned scope of the internal audit plan for the current year;

          (4) The effectiveness of the accounting and financial controls of the Corporation and any recommendations by the independent auditors for the improvement of such controls; and

          (5) The results of the monitoring of compliance with the AICPA's Code of Ethical Conduct;

     c) Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles also should be reviewed;

     d) Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluations of the Corporation's financial and accounting personnel;

     e) Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board;

     f) Inquire of management about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation;

     g) Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate; and

     h) Review annually, and if deemed advisable by the Committee amend the Committee's Charter.


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